UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  October 11, 2011

TONIX PHARMACEUTICALS HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-150419	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Tamandare Explorations Inc.
(Former name or former address, if changed since last report)

Copy of correspondence to:

Marc J. Ross, Esq.
Harvey Kesner, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference Anslow LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

Effective October 11, 2011, Tonix Pharmaceuticals Holding Corp. (f/k/a Tamandare Explorations Inc.) (the “Company”) filed articles of merger with the Secretary of State of the State of Nevada, whereby a wholly-owned subsidiary of the Company was merged into the Company, pursuant to which the Company changed its name from “Tamandare Explorations Inc.” to “Tonix Pharmaceuticals Holding Corp.”  The Company has filed an application with FINRA relating to this corporate action and the name change and symbol change are currently pending.  A copy of the Articles of Merger changing the Company’s name to Tonix Pharmaceuticals Holding Corp. is attached hereto as Exhibit 3.1.

ITEM 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

3.1	Articles of Merger between Tamandare Explorations Inc. and Tonix Pharmaceuticals Holding Corp., effective October 11, 2011.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: October 17, 2011	By:	/s/ SETH LEDERMAN
Seth Lederman
President and Chief Executive Officer

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